Exhibit 99.1

Executing Our Strategy “Expanding Our Reach” Annual Meeting April 22, 2014

Douglas L. Kennedy President & Chief Executive Officer • 36 years experience; 1 year with PGB • Bachelor’s Economics & MBA - Sacred Heart University Finn M. W. Caspersen, Jr. Senior Executive Vice President, Chief Operating Officer & General Counsel • 19 years experience; 10 years with PGB • BA - Harvard College, JD (Corporate and Tax Law) - Harvard Law School Jeffrey J. Carfora Senior Executive Vice President, Chief Financial Officer • 34 years experience ; 5 years with PGB • Bachelor’s Accounting ; MBA Finance – Fairleigh Dickinson University; Certified Public Accountant John P. Babcock Senior Executive Vice President, President of Private Wealth Management • 33 years experience; Less than 1 year with PGB • BS - Tulane University; MBA – Fairleigh Dickinson University Executive Leadership Vincent A. Spero Executive Vice President, Head of Commercial Banking • 26 years experience; 5 years with PGB • Bachelor’s - Wagner College; MBA Finance – Fairleigh Dickinson University Anthony V. Bilotta, Jr. Executive Vice President, Director of Retail Banking & Marketing • 33 years experience; Less than 1 year with PGB • BS Business Administration with Finance concentration • Graduate of the Bank Administration Institute at the University of Wisconsin Karen Rockoff Senior Vice President, Chief Risk Officer • 31 years experience; 1 year with PGB • BS Accounting; BA French - Penn State; MBA - Columbia University 2

We Recruited Talent WEALTH COMMERCIAL RETAIL HSBC Morgan Sta nley Oritani Bank Wilmington Trust / M & T Bank of America Investors Bank BNY Mellon Citibank Team Capital Wells Fargo Private Bank Fulton Bank Somerset Hills US Trust Hudson Valley Bank Bank of America Wilmington Trust / M & T Bank Atlantic Stewardship Bank TD Bank JP Morgan Chase Wells Fargo PNC Bank Capital One Sovereign Bank Sun National Bank 3

Early in the Process We Began Building a Strong Foundation • Approximately $20 million classified loans were sold in Q1 2013 • The Company’s Pooled Trust Preferred Securities portfolio was sold, which resulted in a significant reduction in risk - weighted assets for regulatory capital purposes and the realization of the majority of the Company’s deferred tax assets • All of the Company’s remaining Held to Maturity securities were transferred to Available for Sale, affording greater flexibility in the management of liquidity and interest rate risk • Investment portfolio's duration was shortened to reduce interest rate risk • The establishment of PGB Trust & Investments of Delaware was completed • Various staffing and organizational restructuring was accomplished 4

Enterprise Risk Management • Introduce Enterprise Risk Management – credit risk, interest rate risk, capital & liquidity risk, compliance & legal risk, counterparty & operational risk, reputational risk, and strategic risk • Chief Risk Officer with 30 years experience most recently with Morgan Stanley • Chief Underwriting Manager with 26 years experience most recently with Bank of America • Chief Credit Officer with 28 years experience previously with Brown Brothers Harriman • Implemented Firm & Board Risk committees and New Product Approval committee Human Resources • Recruiting • Performance & Change Management • Coaching & Training • Incentive plans designed to support our Strategy • Employee incentive plan available to all employees • Executive compensation payout triggered by: earnings, ROA, ROE, revenue growth, EPS growth, non - performing asset levels Brand & Marketing • 93 Year brand • Wealth based • Single point of contact approach • Ease of doing business • High Tech / High Touch Technology • Enhanced client experience • Flexible and scalable platform • Treasury Management • Alternative Channels: Remote Capture, Online Banking, Mobile Banking, Mobile Deposit • Relocated Technology & Operations – NPV savings $1.5MM Our Foundation 5

• #1 Ranked by concentration of high - income households among the 50 most populous MSAs¹ • New Jersey ranked #3 for median household income in 2012² • Hunterdon, Somerset, and Morris counties each rank amongst the top 10 wealthiest counties in America³ • New Jersey ranked #2 (up from #3) in concentration with households with $1 million + in investable assets 4 • PGB opened Private Banking offices in Princeton, Bedminster, Morristown, and Teaneck We Operate In One of the Most Affluent Areas in the US (1) US Census Bureau 2007 - 2011 American Community Surveys, published February 2013 (2) US Census Bureau (3) US Census Bureau 2012 American Community Survey (4) Phoenix Marketing International 2013 Global Wealth Monitor Survey “Expanding Our Reach” leverages our wealth capabilities and creates a defensible competitive advantage 6

Deposit Market Share – Room to Grow – as of 06/30/2013 7 Branch Deposit Benchmarks - PGB vs. County Average (in thousands) Compared to County Average Implied Growth at Average All Banks within County PGB $ Branches $/Branch $ Branches $/Branch Morris $22,597,204 233 $96,984 $439,015 6 $73,169 (23,815) $142,887 Somerset $9,891,396 132 $74,935 $863,073 12 $71,923 (3,012) $36,145 Union $21,115,558 209 $101,031 $53,894 2 $26,947 (74,084) $148,169 Hunterdon $3,678,982 52 $70,750 $136,671 2 $68,336 (2,414) $4,828 Middlesex $25,260,950 282 $89,578 $32,184 1 $32,184 (57,394) $57,394 $82,544,090 908 $90,908 $1,524,837 23 $66,297 $389,423 Source: FDIC as of June 30, 2013 Mercer $14,794,398 Bergen $41,463,745 03/31/2014 PGB Progress: $1,695,751 $73,728 $218,509 Total Market: $82,544,090 PGB Share: 1.85%

PGC – A Compelling and Valuable Franchise • Distinguished Brand – 93 Year history with a strong wealth oriented brand • Compelling Strategy – Unique strategy that capitalizes on macroeconomic trends for wealth creation • Simple Business Model – Leverage our existing core business in one of the wealthiest regions of the US • Talented Leadership Team – Experienced team with proven track record • Focus on Risk – Strong enterprise risk management platform with well defined processes (particularly credit risk management) • Low Credit Risk – Best in class metrics • Enviable Business Mix – Diversified revenue mix with emphasis on re - occurring fee income in wealth and cash management • Strong Deposit Metrics – Stable core deposit base with significant room to grow • Stock Market Recognition – 36% share price increase over the past year Executing our strategy – “Expanding Our Reach” – will create shareholder value by consistently growing revenue and profitability. 8

We Are Off to a Good Start: 2013 Key Metrics Total Loan Balances: +39% *RECORD* Total Loan Originations: +96% *RECORD* Deposits: +9% *RECORD* Assets Under Administration: +17% *RECORD* Wealth Fee Income: +12% *RECORD* Total Assets: +18% *RECORD* 9

Non Performing Assets Remain Low 2013 NPL/Lns Assets Ratio Union Center National Bank 1,672 0.33 Peapack Gladstone Bank 2,007 0.41 NVE Bank 686 0.59 Lakeland Bank 3,312 0.69 Investors Bank 15,583 0.77 Connectone Bank 1,243 0.80 Oritani Bank 2,911 0.84 Two River Community Bank 770 1.00 Cape Bank 1,093 1.08 Bank of Princeton 877 1.30 Valley National Bank 16,150 1.32 Provident Bank 7,487 1.48 First Constitution Bank 742 1.65 Newfield National Bank 542 1.67 Sun National Bank 3,082 1.76 First Choice Bank 934 1.80 BCB Community Bank 1,207 1.98 Amboy Bank 2,133 2.03 Unity Bank 920 2.25 Atlantic Stewardship Bank 672 2.34 Boiling Springs Savings Bank 1,393 2.51 Sussex Bank 533 3.03 Magyar Bank 537 3.71 Union County Savings Bank 1,660 12.73 Community Bank National Average 2.64% Source: SNL / New Jersey Banks with Assets over $500MM+ 10

2013 Stock Performance (10%) 0% 10% 20% 30% 40% 50% 12/31/12 02/28/13 04/30/13 06/30/13 08/31/13 10/31/13 12/31/13 PGC +35.7% New Jersey $1 Bn+ +16.4% Chart labels Company PGC 35.7% Group 1 New Jersey $1 Bn + 16.4% One Year Comparative Stock Price Performance Strategy Launched Capital Raise/ Roadshow 11

2014 YTD Stock Performance Company PGC 3.4% Group 1 New Jersey $1 Bn + (1.6%) Year To Date Comparative Stock Price Performance (10%) 0% 10% 20% 12/31/13 01/08/14 01/16/14 01/24/14 02/01/14 02/09/14 02/17/14 02/25/14 03/05/14 03/13/14 03/21/14 03/29/14 04/06/14 04/14/14 PGC +3.4% New Jersey $1 Bn+ -1.6% 12

Capital Raised to Support Execution of Our Strategy Great Execution: • Originally targeted $35 million Rights Offering, with Standby Investors • Offering upsized to $42 million after noting strong Institutional Investor interest • Standby Investors committed up to $100 million • Existing shareholders purchased approximately 52% of the offering ($22 million), and the remaining 48% ($20 million) was allocated to nine standby investors (six new investors) Achieved Our Main Goals: • Raised sufficient capital to support growth for at least one year to 18 months • Got our “story” out to the investor public • Brought in some new institutional shareholders, who hopefully will add to their position in the open market over time, and who have the wherewithal to support our future growth with new capital How We Will Use the Money We R aised: • Aggressively grow our Wealth business • Expand our Commercial & Industrial (C&I) Lending • Grow our Multifamily Lending ( MF) & Commercial Real Estate ( CRE) • Invest in our Retail product offering including the build out of a competitive mobile platform • Establish client analytics and first - class sales platforms • Enhance The Peapack - Gladstone Experience for our clients and employees • Remain flexible and be prepared to opportunistically acquire teams or businesses that will generate superior long term returns 13

Our Capital Position is Strong Source: Stockton Financial Group / New Jersey Based Banks with Assets over $500MM+ 2013 RBC Assets Ratio Union County Savings Bank 1,660 44.91 Boiling Springs Savings Bank 1,393 21.57 NVE Bank 686 20.63 First Constitution Bank 742 18.80 Oritani Bank 2,911 17.58 First Choice Bank 934 16.64 Amboy Bank 2,133 16.35 Newfield National Bank 542 16.34 Sussex Bank 533 15.47 Atlantic Stewardship Bank 672 14.48 Peapack Gladstone Bank 2,007 14.47 Cape Bank 1,093 14.29 BCB Community Bank 1,207 13.66 Sun National Bank 3,082 13.64 Two River Community Bank 770 13.15 Union Center National Bank 1,672 12.90 Connectone Bank 1,243 12.88 Provident Bank 7,487 12.67 Magyar Bank 537 12.62 Lakeland Bank 3,312 12.29 Unity Bank 920 11.88 Valley National Bank 16,150 11.65 Bank of Princeton 877 11.40 Investors Bank 15,583 11.39 14

Book Value Per Share is Growing $12.47 $13.87 $14.79 $10.00 $10.50 $11.00 $11.50 $12.00 $12.50 $13.00 $13.50 $14.00 $14.50 $15.00 12/31/11 12/31/12 12/31/13 15 Q1 2014 UPDATE $15.08 as of 03/31/2014

Some Key Business Metrics Fiscal Year Ended 12/31 2012 - 2013 YOY Growth (Dollars in Millions) 2011 2012 2013 $ % Commercial Lending Total Loans ($) $468 $545 $970 $425 78% Total Originations ($) $103 $150 $551 $401 267% Retail Lending Total Loans ($) $570 $588 $604 $16 3% Total Originations ($) $ 217 $246 $228 - $18 - 7 % Retail Banking Core Deposits ($) $1,248 $1,338 $1,490 $152 11% CDs ($) $196 $178 $157 - $21 - 12% Total ($) $1,444 $1,516 $1,647 $131 9% Core Deposit (%) 86% 88% 90% Non - interest Bearing (%) 21% 20% 22% Wealth Management Fee Income ($) $10.7 $12.3 $13.8 $1.5 12% Recurring (%) 95% 96% 95% Assets Under Administration ($) $1,957 $2,304 $2,691 $387 17% 16

We Have an Enviable Revenue Mix Year Ended 12/31/13 72% 19% 6% 2% 1% NII before Provision for LL - 72% Wealth Fee Income - 19% Fees & Other Income - 6% Gain on Sale of Loans (Mortgage Banking) - 2% Gain on Sale of Securities - 1% Revenue equals Net Interest Income before Provision for Loan Losses plus all other income 17

Revenue Growth has Accelerated ($ in thousands) 60,000 62,000 64,000 66,000 68,000 70,000 72,000 74,000 2011 2012 2013 18 Q1 2014 UPDATE Q1 2014: $20,566 - Growth vs Q4 2013: 5.5% - Growth vs Q1 2013: 17.5% Q4 2013: $19,501 Q1 2013: $17,509

Upward Trend in Net Interest Income

($ in thousands)



15,000
14,500
14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
Strategy Launched

Q1 2014 UPDATE

Q1 2014: $15,571
- Growth vs Q4 2013: 7.2%
- Growth vs Q1 2013: 25.3%

Q4 2013: $14,528

Q1 2013: $12,427

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($ in thousands) 6,000 7,000 8,000 9,000 10,000 11,000 12,000 13,000 14,000 15,000 2011 2012 2013 The Trend in Wealth Income is Positive 20 Q1 2014 UPDATE Q1 2014: $3,754 - Growth vs Q4 2013: 5.8% - Growth vs Q1 2013: 11.5% Q4 2013: $3,547 Q1 2013: $3,368

Total Loans Reach Record Levels And Our Asset Mix is Improving Commercial Residential 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 ($ in thousands) Strategy Launched 50% 50% 62% 38% 21 Q1 2014 UPDATE Commercial: 69% Residential: 31%

Our Analysis Revealed that Residential Mortgage Levels Correlate to Greater Spread Compression 4.00% 4.50% 5.00% 5.50% 6.00% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% (% Total Loan Yield) (% Residential Loans/Total Loans) Residential Loan Mix to Loan Yield PGB Residential Loans Loan Yield American National 21% 5.73% Arrow 37% 4.30% Bridgehampton 9% 5.09% Bryn Mawr 20% 5.13% Canandaigua 20% 4.55% Century 24% 4.88% Chemung 21% 4.77% Enterprise 8% 4.72% Lakeland 18% 4.49% Merchants 44% 4.12% Metro 24% 4.85% Middleburg 37% 4.64% National 24% 5.70% Peapack 43% 4.04% Sun National 10% 4.20% Suffulk 17% 5.19% Univest 11% 4.76% Source: FDIC 2Q 2013 22 Select Peer Group

Total Client Deposits Reach Record Levels An Area of Significant Focus in 2014 ($ in thousands) Strategy Launched 2011 2012 2013 1,000,000 1,100,000 1,200,000 1,300,000 1,400,000 1,500,000 1,600,000 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 23 Q1 2014 UPDATE Q1 2014: $1,690,285 - Growth vs Q4 2013: 3.6% - Growth vs Q1 2013: 14.5% Q4 2013: $1,632,250 Q1 2013: $1,476,104 NOTE: Client deposits do not include brokered CD’s and interest bearing demand - brokered.

Expanding Our Reach has resulted in the creation of four distinct sales forces: • Relationship Banking • Private Banking • Advisory Board • Community Ambassador Group We recently built out Private Banking offices: • Bedminster, Somerset County • Morristown, Morris County • Princeton, Mercer County (new) • Teaneck, Bergen County (new) Our Sales Force 24

Our Private Bank Strategy is Built on PGB’s 5 Core Principles 1. We operate with the highest standards of professionalism 2. We put our clients first by consistently delivering the Peapack - Gladstone Experience 3. We compete to win 4. We are fully invested in our community 5. We operate as one team Individuals – Not For Profits – Businesses 25

Wealth Creation • Start Up Phase • Cash Secured Lending • Mature/Established • Cash Flow • SBA Supported Loans • Asset Based Lending Wealth Planning • Management Succession • Partial Monetization • Leveraged Recapitalization • Sale • M&A Advice/ Execution Wealth Monetization & Management • Next Generation • Paid Out Over Time • Immediate Liquidity Event • Investment Management & Advice Execution Wealth Legacy • Trust • Estate Planning • Tax • Philanthropy PGB’s Comprehensive Multi - Generational Approach To Wealth Management 26 CREATE GROW PROTECT DISTRIBUTE

We Gained Momentum in Q1 2014 27 $ in thousands Q1 - 2014 Q4 - 2013 Q4 - 2013 Net Interest Income $15,571 $14,528 $12,427 Growth vs. Q4 2013 7% Growth vs. Q1 2013 25% Wealth Management Fee Income $3,754 $3,547 $3,368 Growth vs. Q4 2013 6% Growth vs. Q1 2013 12% Operating Expenses $14,339 $14,646 $12,293 Non - Recurring Expenses ($806) $14,339 $13,840 $12,293 Growth vs. Q4 2013 4% Growth vs. Q1 2013 17% Pre - Tax Income $4,902 $3,530 $4,888 Non - Recurring Expenses $806 Gain on Sale of Classified Loans ($522) $4,902 $4,336 $4,366 Growth vs. Q4 2013 13% Growth vs. Q1 2013 12%

Our 2014 Priorities 28 Wealth: • Refine our product offering and create additional sales capacity through recent hires and client segmentation Retail: • Continue to build out our digital product offering • Launch rewards / cash back checking • Provide consultative sales training for branch team members • Create operating efficiencies Commercial: • Add additional Private Bankers • Expand our Advisory Board • Enhance our community based lending platform Residential Lending: • Reconfigure our residential lending platform to a relationship based “value added” offering Expanding Our Reach: • Continue to refine our business model • Look for market opportunities that deliver shareholder value Create Additional Shareholder Value: • Manage risk, grow revenue, and manage expenses

Q & A 29